UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 9, 2022
Date of Report (date of earliest event reported)

Ekso Bionics Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-37854		99-0367049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1414 Harbour Way South, Suite 1201	Richmond	California	94804
(Address of Principal Executive Offices)			(Zip Code)
(510) 984-1761
Registrant's telephone number, including area code

Not Applicable
________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EKSO	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 9, 2022, Ekso Bionics Holdings, Inc. (the “Company,” “we” or “our”) held its 2022 annual meeting of stockholders (the “Annual Meeting”).

Of the 12,844,501 shares of common stock outstanding and entitled to vote at the Annual Meeting, 7,114,626 shares were present at the Annual Meeting either virtually or by proxy, constituting a quorum. The following provides a summary of the votes cast for the proposals on which our stockholders voted at the Annual Meeting:

Proposal 1. The election of six directors to serve until the annual meeting of stockholders to be held in 2023 and until their respective successors are elected and qualified, or until his or her earlier death, resignation or removal.

The stockholders duly approved the election of each of the below directors. The results of the vote were as follows:

Name of Director	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Steven Sherman	3,978,480	561,793	2,574,353
Charles Li, Ph.D.	4,305,416	234,857	2,574,353
Stanley Stern	4,248,723	291,550	2,574,353
Mary Ann Cloyd	4,252,697	287,576	2,574,353
Rhonda A. Wallen	4,286,442	253,831	2,574,353
Corinna Lathan, Ph.D.	4,304,784	235,489	2,574,353

Proposal 2. The ratification of the amendment to the Company’s Amended and Restated 2014 Equity Incentive Plan to increase the total number of shares of common stock authorized for issuance pursuant to awards granted thereunder from 1,974,286 shares to 2,524,286 shares.

The stockholders ratified the amendment to the Company’s Amended and Restated 2014 Equity Incentive Plan. The results of the vote were as follows:

VOTES FOR:	3,904,027
VOTES AGAINST:	621,021
VOTES ABSTAINED:	15,225
BROKER NON-VOTES:	2,574,353

Proposal 3. The approval, in an advisory (non-binding) vote, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement dated April 29, 2022 for the Annual Meeting.

The stockholders duly approved the compensation of the Company’s named executive officers. The results of the vote were as follows:

VOTES FOR:	4,241,634
VOTES AGAINST:	255,063
VOTES ABSTAINED:	43,576
BROKER NON-VOTES:	2,574,353

Proposal 4. The ratification of the appointment of WithumSmith+Brown, PC as the Company’s independent auditors for the year ending December 31, 2022.

The stockholders ratified the appointment of WithumSmith+Brown, PC as the Company’s independent auditors for the year ending December 31, 2022. The results of the vote were as follows:

VOTES FOR:	6,987,669
VOTES AGAINST:	55,743
VOTES ABSTAINED:	71,214
BROKER NON-VOTES:	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EKSO BIONICS HOLDINGS, INC.
By:    /s/ John F. Glenn
Name:    John F. Glenn
Title:    Chief Financial Officer

Dated: June 10, 2022